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         Supplement Dated June 1, 1999 to Prospectus dated May 1, 1999 for Pacific Value Variable Annuity
            Issued by Pacific Life Insurance Company  ("Prospectus")


This supplement amends your Prospectus as follows:

For Contracts issued on June 1, 1999 or later, we will allocate any Purchase Payments we receive in accordance with your application or most recent instructions regardless of where you reside. We will no longer require that we hold your initial Purchase Payments in the Money Market Investment Option until your free look transfer date if your Contract is delivered in a state that requires us to refund premium if you exercise your right to cancel.

We also will waive the restriction on transfers from the Money Market Investment Option before the free look transfer date.

Right to Cancel ("Free Look")

You may return your Contract for cancellation and a full refund during your "Free Look Period." Your Free Look Period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes and/or other taxes, and minus the Contract Value attributable to any Credit Enhancement or any additional amount credited as described in CHARGES, FEES, AND DEDUCTIONS - Waivers and Reduced Charges. This means you will not keep any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look Period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look Period bears only the investment risk on amounts attributable to Purchase Payments.

Some states' laws and IRA Rules require us to refund your Purchase Payments instead of your Contract Value.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

Credit Enhancements

We will add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. The amount of a Credit Enhancement is determined as a percentage of each Purchase Payment applied to the Contract. The Credit Enhancement will be allocated among Investment Options in the same proportion that the applicable Purchase Payment is allocated. The amount returned if you exercise your right to return the Contract during your Right to Cancel period will be reduced by any Credit Enhancements applied.

The Credit Enhancement with respect to each Purchase Payment will be based on total Purchase Payments made into this Contract less total withdrawals, including any withdrawal charges, from this Contract as of the date the Purchase Payment is applied. The Credit Enhancement as a percentage of the Purchase payment is:

                                                                Credit
          Total Purchase Payments Less Total Withdrawals      Enhancement
          ----------------------------------------------      -----------
          Less than $100,000.................................     3.0%
          At least $100,000 but less than $2,500,000.........     4.0%
          $2,500,000 or more.................................     5.0%

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During the first Contract Year, the Credit Enhancement percentage of the most recent Purchase Payment will apply to all prior Purchase Payments, if any. We will accomplish this by applying any additional Credit Enhancement to any prior Purchase Payments on the day of the most recent Purchase Payment. In no event will any additional Credit Enhancement be less than zero. We will allocate any additional Credit Enhancements among the Investment Options according to your most recent allocation instructions.

For Contracts issued to residents of Texas:

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.